UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 21, 2008

TRICELL, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50036	88-0504530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Lawton Street, Congleton, Cheshire, CW12 1RU, United Kingdom
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 011 44 1260 291 880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 other events

Appointment of Lawyers

Tricell Inc has appointed the International Law firm of CMS Cameron McKenna of London, to challenge the UK Government Department, HM Revenue & Customs, in respect of their decision to deny Tricell Inc its VAT refunds.

CMS Cameron McKenna is appointed on a Conditional Fee Agreement basis.  To clarify, their fees are only payable on the condition that Tricell Inc obtains its VAT refunds that have been denied to date.

 For further information on CMS Cameron McKenna visit their website, www.law-now.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tricell Inc.

Date: January 21, 2008	Neil Pursell
Chief Financial Officer